                AMENDMENT NO. 1 TO CREDIT AND SECURITY AGREEMENT

         THIS AMENDMENT NO. 1 TO CREDIT AND SECURITY AGREEMENT (this "AMENDMENT") is entered into as of October 19, 1999, by and among:

               (1) INTERIM SERVICES RECEIVABLES CORP., a Delaware corporation (together with its successors and permitted assigns, the "BORROWER"),

               (2) INTERIM SERVICES INC., a Delaware corporation (together with its successors, "INTERIM SERVICES"), as initial servicer (in such capacity, the "SERVICER"),

               (3) BLUE RIDGE ASSET FUNDING CORPORATION, a Delaware corporation (together with its successors, "BLUE RIDGE"), FALCON ASSET SECURITIZATION CORPORATION, a Delaware corporation (together with its successors, "FALCON" and, together with Blue Ridge, the "CONDUITS"), WACHOVIA BANK, N.A., a national banking association, in its capacity as a Liquidity Bank to Blue Ridge (together with its successors, "WACHOVIA"), and BANK ONE, NA, a national banking association having its main office in Chicago, Illinois and formerly known as "The First National Bank of Chicago," in its capacity as a Liquidity Bank to Falcon (together with its successors, "BANK ONE"), as Lenders,

              (4) WACHOVIA BANK, N.A., as administrative and liquidity agent for Blue Ridge and its Liquidity Banks (in such capacity, the "BLUE RIDGE AGENT"), and BANK ONE, NA [MAIN OFFICE CHICAGO], as administrative and liquidity agent for Falcon and its Liquidity Banks (in such capacity, the "FALCON AGENT" and, together with the Blue Ridge Agent, the "CO-AGENTS"), and

              (5) WACHOVIA BANK, N.A., as collateral agent for the Agents and the Lenders (in such capacity, together with any successors thereto in such capacity, the "COLLATERAL AGENT"),

with respect to that certain Credit and Security Agreement dated as of July 1, 1999, by and among the Borrower, the Servicer, the Lenders, the Co-Agents and the Collateral Agent (the "EXISTING AGREEMENT" which, as amended hereby, is hereinafter referred to as the "AGREEMENT").

              UNLESS OTHERWISE INDICATED, CAPITALIZED TERMS USED IN THIS AMENDMENT ARE USED WITH THE MEANINGS ATTRIBUTED THERETO IN THE EXISTING AGREEMENT.

                              W I T N E S S E T H :

              WHEREAS, INTERIM SERVICES has acquired Norrell Corporation;

              WHEREAS, Norrell Corporation and certain of its domestic subsidiaries have executed a Joinder Agreement and wish to securitize their receivables under the Agreement; and

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               WHEREAS, in order to accommodate the securitization of such additional receivables, the parties wish to amend the Existing Agreement as hereinafter set forth.

               NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, the parties hereto hereby agree as follows:

               1. AMENDMENTS. Subject to the terms and conditions hereinafter set forth, the parties hereby agree to amend the Existing Agreement as follows:

               1.1. All references in the Existing Agreement to "The First National Bank of Chicago" and "First Chicago" are hereby replaced with "Bank One, NA" and "Bank One," respectively, and all references in the Existing Agreement to "One First National Plaza" are hereby replaced with "1 Bank One Plaza."

               1.2. Exhibit 3.1(a), Schedule 6.1(o) and Schedule 1 to the Existing Agreement are hereby amended and restated in their entirety to read as set forth in Exhibit 3.1(a), Schedule 6.1(o) and Schedule 1 hereto, respective.

               1.3. Sections 10.1(f), (g) and (h) of the Existing Agreement are hereby amended and restated in their entirety to read as follows:

               (f) The three-month rolling average Dilution Ratio at any Cut-Off Date occurring on or prior to April 30, 2000 exceeds 1.75%, or at any Cut-Off Date thereafter, 1.40%; or

               (g) The three-month rolling average Default Trigger Ratio at any Cut-Off Date exceeds 9.90%; or

                (h) The three-month rolling average Delinquency Ratio at any Cut-Off Date exceeds 4.05%; or

                1.4. The definition of "LOSS RESERVE" is hereby amended and restated in its entirety to read as follows:

                "LOSS RESERVE" as of any Cut-Off Date means a percentage equal to the greater of (a) 10% and (b) the product of (i) 2.0 times the highest three-month rolling average Default Ratio during the most recent 3 Settlement Periods as of the Cut-Off Date occurring on September 26, 1999, with the number of most recent Settlement Periods for which such computation is made increasing by 1 Settlement Period on each subsequent Cut-Off Date until it reaches a maximum of 12 Settlement Periods, and (ii) the Default Horizon Ratio.

                1.5. The Commitments of each of Wachovia and Bank One are hereby amended to the amounts set forth under their respective signatures to this Amendment.

                1.6. The initial Servicer's address set forth Schedule 14.2 is hereby amended to delete "Attention: John B. Smith, Phone: (954 ) 938-7710" where it appears and to substitute in lieu thereof "Attention: Lisa G. Iglesias,
Phone: (954) 351-8370."

                1.7. Each of the Agents and the Lenders hereby consents to the addition of the following entities as "SELLERS" under the Sale Agreement and agrees that they shall be "ELIGIBLE ORIGINATORS" under the Agreement: (i) Norrell Corporation, a Delaware corporation, (ii) American Technical Resources, Inc., a Virginia corporation, (iii) CallTask Incorporated, a Georgia corporation, (iv) Comtex Information Systems, Inc., a Delaware corporation, (v) Dynamic Temporary Services, Inc., a Georgia corporation, (vi) NorCross Teleservices, Inc., a Delaware corporation, (vii) Norrell Information Services, Inc., a Georgia corporation, (viii) Norrell Resources Corporation, a Delaware corporation, (ix) Norrell Services of Texas, Inc., a Georgia corporation, (x) Norrell Services, Inc., a Georgia corporation, (xi) Norrell Temporary Services Inc., a Georgia corporation, (xii) Tascor Incorporated, a Georgia corporation,
(xiii) Tascor Resources Corporation, a Georgia corporation, (xiv) Interim Atlantic Enterprises LLC, a Delaware limited liability company, and (xv) Interim Pacific Enterprises LLC, a Delaware limited liability company.

                2.      REPRESENTATIONS.

                2.1. Each of the Loan Parties represents and warrants to the Lenders and the Agents that it has duly authorized, executed and delivered this Amendment and that the Agreement constitutes, a legal, valid and binding obligation of such Loan Party, enforceable in accordance with its terms (except as enforceability may be limited by applicable bankruptcy, insolvency, or similar laws affecting the enforcement of creditors' rights generally or by equitable principles relating to enforceability).

                2.2. Each of the Loan Parties further represents and warrants to the Lenders and the Agents that each of its representations and warranties set forth in Section 6.1 of the Agreement is true and correct as of the date hereof and that no Event of Default or Unmatured Default exists as of the date hereof and is continuing.

                3. CONDITIONS PRECEDENT. This Amendment shall become effective as of the date first above written upon receipt by the Collateral Agent of (a) a counterpart hereof duly executed by each of the parties hereto and (b) each of the documents listed on Annex I hereto.

                4.      MISCELLANEOUS.

                4.1. Except as expressly amended hereby, the Existing Agreement shall remain unaltered and in full force and effect, and each of the parties hereby ratifies and confirms the Agreement and each of the other Transaction Documents to which it is a party.

                4.2. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO PRINCIPLES OF CONFLICTS OF LAW.

                4.3.    EACH SELLER PARTY HEREBY ACKNOWLEDGES AND AGREES THAT:

                4.3.1 IT IRREVOCABLY (i) SUBMITS TO THE NON-EXCLUSIVE JURISDICTION, FIRST, OF ANY UNITED STATES FEDERAL COURT, AND SECOND, IF FEDERAL JURISDICTION IS NOT AVAILABLE, OF ANY NEW YORK STATE COURT, IN EITHER CASE SITTING IN NEW YORK COUNTY, NEW YORK, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THE AGREEMENT, AND (ii) WAIVES, TO THE FULLEST EXTENT IT MAY EFFECTIVELY DO SO, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF AN ACTION OR PROCEEDING IN SUCH COURTS.

                4.3.2. TO THE EXTENT THAT IT HAS OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM THE JURISDICTION OF ANY COURT OR FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID TO EXECUTION, EXECUTION OR OTHERWISE) WITH RESPECT TO ITSELF OR ITS PROPERTY, IT HEREBY IRREVOCABLY WAIVES SUCH IMMUNITY IN RESPECT OF ITS OBLIGATIONS UNDER OR IN CONNECTION WITH THE AGREEMENT.

                4.4. This Amendment may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same Agreement.


                           [SIGNATURE PAGES FOLLOW]

                IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

BORROWER:

                                  INTERIM SERVICES RECEIVABLES CORP.


                                  By:    /s/ James W. Williamson
                                        -----------------------------------
                                          James W. Williamson
                                          Vice President - Risk Management

SERVICER:

                                  INTERIM SERVICES INC.


                                  By:    /s/ James W. Williamson
                                        -----------------------------------
                                          James W. Williamson
                                          Vice President - Risk Management


AGENTS:
                                  WACHOVIA BANK, N.A., as Collateral Agent and Blue Ridge Agent


                                  By:    /s/ Kevin McConnell
                                        -----------------------------------
                                        Name:      Kevin McConnell
                                        Title:     Senior Vice President


                                  BANK ONE, NA [MAIN OFFICE CHICAGO],
                                  as Falcon Agent


                                  By:    /s/ Julie C. Benda
                                        -----------------------------------
                                        Name:      Julie C. Benda
                                        Title:     Vice President

LENDERS:


                                  BLUE RIDGE ASSET FUNDING CORPORATION

                                  BY: WACHOVIA BANK, N.A., ITS ATTORNEY-IN-FACT


                                  By:    /s/ John J. Chung
                                        -----------------------------------
                                  Name:            John J. Chung
                                  Title:           Senior Vice President
                                  Initial Commitment:       not applicable
                                  Initial Percentage:       not applicable


                                  WACHOVIA BANK, N.A.


                                  By:    /s/ Kevin McConnell
                                        -----------------------------------
                                  Name:            Kevin McConnell
                                  Title:           Senior Vice President
                                  Revised Commitment:       $135,000,000
                                  Revised Percentage:                60%


                                  FALCON ASSET SECURITIZATION CORPORATION


                                  By:    /s/ Julie C. Benda
                                        -----------------------------------
                                        Name:      Julie C. Benda
                                        Title:     Authorized Signatory
                                  Revised Commitment:       not applicable
                                  Revised Percentage:       not applicable


                                  BANK ONE, NA [MAIN OFFICE CHICAGO]


                                  By:    /s/ Julie C. Benda
                                        -----------------------------------
                                        Name:      Julie C. Benda
                                        Title:     Vice President
                                  Revised Commitment:       $90,000,000
                                  Revised Percentage:                40%


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